EXHIBIT 10.4

                           INVESTORS' RIGHTS AGREEMENT
                           ---------------------------

                  THIS INVESTORS' RIGHTS AGREEMENT (this "Agreement") is made as of the 7th day of August, 2006 among Paketeria GmbH, a limited liability company incorporated under the laws of Germany, Data Systems & Software Inc., a Delaware corporation (the "Investor"), and each shareholder of the Company, all of which are listed on Schedule A hereto (each a "Shareholder" and collectively, the "Shareholders"), and any additional Person that becomes a party to this Agreement in accordance with Section 8.1 and Section 9.1 hereof.

                                    RECITALS
                                    --------

                  WHEREAS, the Company, the Shareholders and the Investor are parties to the Common Stock Purchase Agreement of even date herewith (the "Purchase Agreement"); and

                  WHEREAS, in order to induce the Company to enter into the Purchase Agreement and to induce the Investor to invest funds in the Company pursuant to the Purchase Agreement, the Investor, the Company and each Shareholder of the Company hereby agree that this Agreement shall govern the rights of the Investor to cause the Company to register shares of Common Stock issuable to the Investor, to receive certain information from the Company, and to participate in future equity offerings by the Company, and shall govern certain other matters as set forth in this Agreement;

                  NOW, THEREFORE, the parties hereby agree as follows:

      1. Definitions. For purposes of this Agreement:

            1.1 "Affiliate" means, with respect to any specified Person, any other Person who or which, directly or indirectly, controls, is controlled by, or is under common control with such specified Person, including without limitation any partner, officer, director, manager or employee of such Person and any venture capital fund now or hereafter existing that is controlled by or under common control with one or more general partners or managing members of, or shares the same management company with, such Person.

            1.2 "Common Stock" means shares of the Company's common stock ("Stammkapital") or - after conversion of the Company into a Stock Corporation ("AG")- of its "Grundkapital".

            1.3   "Derivative   Securities"   means  any  securities  or  rights
convertible into, or exercisable or exchangeable for, Common Stock, including options and warrants.

            1.4 "Founders" means each of Andy Roesch and Viola Roesch

            1.5 "GAAP" means generally accepted accounting principles in the United States.

            1.6 "Immediate Family Member" means a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, of a natural person referred to herein.


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            1.7 "IPO" means the Company's first  underwritten  public  offering, after its conversion into a Stock Corporation, of its Common Stock.

            1.8 "Key Employee" means any executive-level employee (including division director and vice president-level positions) as well as any employee who, either alone or in concert with others, develops, invents, programs, or designs any Company Intellectual Property (as defined in the Purchase Agreement).

            1.9 "New Securities" means, collectively, equity securities of the Company, whether or not currently authorized, as well as rights, options, or warrants to purchase such equity securities, or securities of any type whatsoever that are, or may become, convertible or exchangeable into or exercisable for such equity securities.

            1.10 "Permitted Issuances" means (i) shares of Common Stock or the Derivative Securities therefor issued by reason of a dividend, stock split, split-up, conversion or other distribution on shares of Common Stock; (ii) the issuance of securities pursuant to the conversion, exercise, or exchange of Derivative Securities outstanding on the date hereof; (iii); (iv) shares of Common Stock issued in the IPO; or (v) securities of the Company that otherwise are excluded by the affirmative vote or consent of the Investor

            1.11 "Person" means any individual, corporation, partnership, trust, limited liability company, association or other entity.

            1.12 "Prospective Transferee" means any Person to whom a Founder proposes to make a Proposed Founder Transfer.

            1.13 "Registrable Securities" means (i) the shares of Common Stock issued to the Investor pursuant to the Purchase Agreement; (ii) the shares of Common Stock issuable upon conversion of the Long Term Note (as defined in the Purchase Agreement), (iii) the shares of Common Stock transferable to the Investor pursuant to the M & R Option Agreement (as defined in the Purchase Agreement), (iv) any shares of Common Stock acquired by the Investor after the date hereof; (v) any shares of Common Stock issued or issuable upon conversion of any capital stock of the Company acquired by the Investor after the date hereof; and (vi) any shares of Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right, or other security that is issued
as) a dividend or other distribution or otherwise with respect to, or in exchange for or in replacement of, the shares referenced in clauses (i) through
(v) above.

      2. Registration Rights.

            2.1 Demand Registration. In the event that the securities of the Company or any successor thereof shall at any time be tradeable in any public market, whether as a result of registration, qualification, or otherwise, the Company shall, at the request of the holders of a majority of the Registrable Securities, undertake and complete, at the sole cost and expense of the Company, such regulatory and other procedures as shall permit the holders of the Registrable Securities to resell the Registrable Securities held thereby (or by their transferees) into such public market from time to time without restriction.


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      3. Information and Observer Rights.

            3.1 Delivery of Financial Statements. From the date hereof through December 31, 2006, the Company shall deliver to the Investor (i) each financial statement the Company is required to produce pursuant to German law, including any financial statement applicable to the year ended December 31, 2006, and (ii) as soon as practicable, but in any event at least thirty (30) days prior to December 31, 2006, a budget and business plan for fiscal year 2007, prepared on a monthly basis, including balance sheets, income statements, and statements of cash flow for such months and, promptly after prepared, any other budgets or revised budgets prepared by the Company. Beginning as of January 1, 2007, the Company shall deliver to the Investor:

               (a) as soon as practicable, but in any event within one hundred twenty (120) days after the end of each fiscal year of the Company, (i) a balance sheet as of the end of such year; (ii) statements of profit and loss and of cash flows for such year; and (iii) a statement of stockholders' equity as of the end of such year, audited and certified by independent public accountants of regionally recognized standing selected and appointed by the Company's shareholders' meeting;

               (b) as soon as practicable, but in any event within thirty (30) days of the end of each fiscal quarter, an unaudited income statement and statement of cash flows for such quarter, an unaudited balance sheet and statement of stockholders' equity as of the end of such quarter, all prepared in accordance with GAAP (except that the financial report may (i) be subject to normal year-end audit adjustments and (ii) not contain all notes thereto that may be required in accordance with GAAP), and a management's discussion reporting on additional metrics, including employment;

               (c) as soon as practicable, but in any event thirty (30) days before the end of each fiscal year, a budget and business plan for the next fiscal year, prepared on a monthly basis, including balance sheets, income statements, and statements of cash flow for such months and, promptly after prepared, any other budgets or revised budgets prepared by the Company; and

               (d) such other information relating to the financial condition, business, prospects, or corporate affairs of the Company as the Investor may from time to time reasonably request.

If, for any period, the Company has any subsidiary whose accounts are consolidated with those of the Company, then in respect of such period the financial statements delivered pursuant to the foregoing sections shall be the consolidated and consolidating financial statements of the Company and all such consolidated subsidiaries.


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


            3.2 Inspection. Without prejudice to the rights of the Investor under Statutory Law, the Company shall permit the Investor, at the Investor's expense, to visit and inspect the Company's properties; examine its books of account and records; and discuss the Company's affairs, finances, and accounts with its officers, directors, Key Employee and independent public accountant during normal business hours of the Company as may be reasonably requested by the Investor; provided, however, that the Company shall not be obligated pursuant to this Section 3.2 to provide access to any information that it reasonably considers to be a trade secret or confidential information (unless covered by an enforceable confidentiality agreement, in form acceptable to the Company) or the disclosure of which would adversely affect the attorney-client privilege between the Company and its counsel.

            3.3 Further Information. The Company shall provide the Investor prompt written notice of material events and communications (oral or in writing) with and from any Person interested in acquiring the Company or forming strategic relationships.

            3.4 Confidentiality. The Investor agrees that it will keep confidential and will not disclose, divulge, or use for any purpose (other than to monitor its investment in the Company) any confidential information obtained from the Company pursuant to the terms of this Agreement, unless such confidential information (a) is known or becomes known to the public in general (other than as a result of a breach of this Section 3.4 by the Investor), (b) is or has been independently developed or conceived by the Investor without use of the Company's confidential information, or (c) is or has been made known or disclosed to the Investor by a third party without a breach of any obligation of confidentiality such third party may have to the Company; provided, however, that the Investor may disclose confidential information (i) to its attorneys, accountants, consultants, and other professionals to the extent necessary to obtain their services in connection with monitoring its investment in the Company; (ii) to any prospective purchaser of any Registrable Securities from the Investor, if such prospective purchaser agrees to be bound by the provisions of this Section 3.4; (iii) to any Affiliate, partner, member, stockholder, or wholly owned subsidiary of such Investor in the ordinary course of business, provided that the Investor informs such Person that such information is confidential and directs such Person to maintain the confidentiality of such information; or (iv) as may otherwise be required by law, provided that the Investor promptly notifies the Company of such disclosure and takes reasonable steps to minimize the extent of any such required disclosure. The Company acknowledges that certain officers of the Investor are in the business of venture capital investing and therefore review the business plans and related proprietary information of many enterprises, including enterprises that may have products or services that compete directly or indirectly with those of the Company. Nothing in this Agreement shall preclude or in any way restrict such officers of the Investor from investing or participating in any particular enterprise, regardless of whether such enterprise has products or services that compete with those of the Company.

      4. Rights to Future Stock Issuances.

            4.1 Right of First Offer. Subject to the terms and conditions of this Section 4.1 and applicable securities laws, if the Company proposes to offer or sell any New Securities, the Company shall first offer such New Securities to the Investor. The Investor shall be entitled to apportion the right of first offer hereby granted to it among itself and its Affiliates in such proportions as it deems appropriate.

               (a) The Company shall give notice (the "Offer Notice") to the Investor, stating (i) its bona fide intention to offer such New Securities, (ii) the number of such New Securities to be offered, and (iii) the price and terms, if any, upon which it proposes to offer such New Securities.


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


               (b) By notification to the Company within thirty (30) days after the Offer Notice is given, the Investor, through itself and/or its Affiliates, may elect to purchase or otherwise acquire, at the price and on the terms specified in the Offer Notice, up to that portion of such New Securities which equals the proportion that the Common Stock issued and held and any other Derivative Securities then held, by the Investor bears to the total Common Stock of the Company then outstanding (assuming full conversion and exercise of all Derivative Securities). The closing of any sale pursuant to this Section 4.1(b) shall occur within sixty (60) days of the date that the Offer Notice is given.

               (c) If all New Securities referred to in the Offer Notice are not elected to be purchased or acquired as provided in Section 4.1(b), the Company may, during the ninety (90) day period following the expiration of the period provided in Section 4.1(b), offer and sell the remaining unsubscribed portion of such New Securities to any Person or Persons at a price not less than, and upon terms no more favorable to the offeree than, those specified in the Offer Notice. If the Company does not enter into an agreement for the sale of the New Securities within such period, or if such agreement is not consummated within thirty (30) days of the execution thereof, the right provided hereunder shall be deemed to be revived and such New Securities shall not be offered unless first reoffered to the Investor in accordance with this Section 4.1.

               (d) The right of first offer in this Section 4.1 shall not be applicable to Permitted Issuances.

            4.2 Termination. The covenants set forth in Section 4.1 shall terminate and be of no further force or effect immediately before the consummation of the IPO.

      5. Right of Co-Sale.

               (a) Exercise of Right. Subject to the terms and conditions of this Section 5 and applicable securities laws, if any Founder intends to sell any capital stock (including any Common Stock) to any third party (a "Proposed Founder Transfer"), such Founder must deliver written notice (the "Proposed Transfer Notice") to the Investor not later than forty-five (45) days prior to the consummation of such Proposed Founder Transfer; such Proposed Transfer Notice shall contain the material terms and conditions (including price and form of consideration) of the Proposed Founder Transfer and the identity of the Prospective Transferee. The Investor shall have the right to, and may elect to, participate on a pro rata basis in the Proposed Founder Transfer (the "Right of Co-Sale") as set forth in Section 5(b) below and otherwise on the same terms and conditions specified in the Proposed Transfer Notice (provided that if such Founder is selling capital stock other than Common Stock, the price set forth in the Proposed Transfer Notice shall be appropriately adjusted into Common Stock). If the Investor desires to exercise its Right of Co-Sale, the Investor must give the selling Founder written notice to that effect within fifteen (15) days after receipt of the Proposed Transfer Notice, and upon giving such notice the Investor shall be deemed to have effectively exercised the Right of Co-Sale and such selling Founder shall not consummate such Proposed Founder Transfer without the inclusion of the shares of Common Stock of the Investor as to which the Right of Co-Sale has been exercised.


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


               (b) Shares Includable. Upon exercise of the Right of Co-Sale, the Investor may include in the Proposed Founder Transfer all or any part of such Investor's Common Stock equal to the product obtained by multiplying (i) the aggregate number of shares of Common Stock owned by the Investor immediately before consummation of the Proposed Founder Transfer by (ii) a fraction, the numerator of which is the number of shares of capital stock to be sold in the Proposed Founder Transfer, and the denominator of which is the total number of shares of capital stock owned by the Founders immediately prior to the consummation of the Proposed Founder Transfer. In the event that the Investor exercises such Right of Co-Sale in accordance with the terms and conditions set forth herein, and the Prospective Transferee is unwilling to purchase the shares described in the Proposed Transfer Notice plus the number of shares that the Investor is entitled to sell pursuant to the Right of Co-Sale, the number of shares of capital stock that the selling Founder may sell in the Proposed Founder Transfer shall be reduced on a pro rata basis.

               (c) Delivery of Certificates. The Investor shall effect its participation in the Proposed Founder Transfer by delivering to the selling Founder, no later than fifteen (15) days after the Investor's exercise of the Right of Co-Sale, a duly executed power of attorney relating to the sale of the number of shares of Common Stock that the Investor elects to include in the Proposed Founder Transfer.

               (d) Purchase Agreement. The parties hereby agree that the terms and conditions of any sale pursuant to this Section 5 will be memorialized in, and governed by, a written purchase and sale agreement with customary terms and provisions for such a transaction and the parties further covenant and agree to enter into such an agreement as a condition precedent to any sale or other transfer pursuant to this Section 5.

               (e) Deliveries. The shares covered by the power of attorney that the Investor delivers to the selling Founder pursuant to Section 5(c) above will be transferred to the Prospective Transferee against payment therefor in consummation of the sale contemplated by the Proposed Founder Transfer pursuant to the terms and conditions specified in the Proposed Transfer Notice and the purchase and sale agreement, and the selling Founder shall concurrently therewith remit or direct payment to the Investor of that portion of the sale proceeds to which the Investor is entitled by reason of its participation in such sale. If any Prospective Transferee or Transferees refuse(s) to purchase securities subject to the Right of Co-Sale from the Investor exercising its Right of Co-Sale hereunder, no Founder may sell any capital stock to such Prospective Transferee or Transferees unless and until, simultaneously with such sale, such Founder purchases all securities subject to the Right of Co-Sale from the Investor on the same terms and conditions (including the proposed purchase price) as set forth in the Proposed Transfer Notice.


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


               (f) Additional Compliance. If any Proposed Founder Transfer is not consummated within sixty (60) days after receipt of the Proposed Transfer Notice by the Investor, the Founder proposing the Proposed Founder Transfer may not sell any capital stock unless they first comply in full with each provision of this Section 5. The exercise or election not to exercise any right by the Investor hereunder shall not adversely affect its right to participate in any other purchases or sales of capital stock subject to this Section .

               (g) Violation of Co-Sale Right. If any Founder purports to sell any capital stock in contravention of the Right of Co-Sale (a "Prohibited Transfer"), the Investor may, in addition to such remedies as may be available by law, in equity or hereunder, require such Founder to purchase from the Investor the number of shares of Common Stock that the Investor would have been entitled to sell to the Prospective Transferee under this Section 5 had the Prohibited Transfer been effected pursuant to and in compliance with the terms of Section 5. The sale will be made on the same terms and subject to the same conditions as would have applied had the Founder not made the Prohibited Transfer, except that the sale (including, without limitation, the delivery of the purchase price) must be made within twenty (20) days after the Investor learns of the Prohibited Transfer, as opposed to the timeframe prescribed in
Section 5(f). Such Founder shall also reimburse the Investor for any and all reasonable and documented out-of-pocket fees and expenses, including reasonable legal fees and expenses, incurred pursuant to the exercise or the attempted exercise of the Investor's rights under Section 5.

      6. Anti-Dilution Protection.

               (a) If at any time or from time to time after the date of this Agreement, the Company issues or sells, or is deemed by the express provisions of this Section 6 to have issued or sold, Additional Shares of Common Stock (as defined in Section 6(d) hereof), for an Effective Price (as defined in Section 6(d)) less than the then applicable Adjusted Price Per Share (as defined in
Section 6(d)), then in each such case, in consideration of the Investor's payment of the requisite par value of the Common Stock to be issued pursuant to this Section 6.1(a), the Company shall issue an additional share of Common Stock to the Investor, as of the opening of business on the date of such issue or sale, the nominal Euro value of such additional share to be calculated by using the following formula:

                           D = ((A * B)/C)  - B

                  For purpose of the foregoing formula:

                  A =    Adjusted Price Per Share.
                  B      Nominal  amount of the  Common  Stock of the  Company
                         issued  to  the  Investor   pursuant  to  the  Purchase
                         Agreement.
                  C =    Effective Price of Additional Shares of Common Stock.
                  D =    Nominal value of the  additional  share of Common Stock
                         to be issued to the  Investor.

      If D is not divisible by 50, the nominal value of the additional share of Common Stock to be issued to the Investor shall be the value that results from rounding D to the next higher value divisible by 50.


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


               (b) For the purpose of the adjustment required under this Section 6, the consideration received by the Company for any issue or sale of securities shall (i) to the extent it consists of cash, be computed at the net amount of cash received by the Company after deduction of any underwriting or similar commissions, compensation or concessions paid or allowed by the Company in connection with such issue or sale but without deduction of any expenses payable by the Company, (ii) to the extent it consists of property other than cash, be computed at the fair value of that property as determined in good faith by the managing directors of the Company, and (iii) if Additional Shares of Common Stock, Convertible Securities (as defined in Section 6(c)) or rights or options to purchase either Additional Shares of Common Stock or Convertible Securities are issued or sold together with other stock or securities or other assets of the Company for a consideration which covers both, be computed as the portion of the consideration so received that may be reasonably determined in good faith by the managing directors to be allocable to such Additional Shares of Common Stock, Convertible Securities or rights or options.

               (c) For the purpose of the adjustment required under this Section 6, if the Company issues or sells (i) stock or other securities convertible into, Additional Shares of Common Stock (such convertible stock or securities being herein referred to as "Convertible Securities") or (ii) rights or options for the purchase of Additional Shares of Common Stock or Convertible Securities and if the Effective Price of such Additional Shares of Common Stock is less than the Price Per Share, in each case the Company shall not be deemed to have issued the Additional Shares of Common Stock at the time of the issuance of such rights or options or Convertible Securities. The adjustment to the Adjusted Price Per Share shall occur upon the issuance of shares of Common Stock issued due to the sale or upon the conversion or exercise of such rights or options or Convertible Securities.

               (d) For purposes of this Section 6, the following terms shall have the meaning assigned below:


                                    (i)  "Additional  Shares  of  Common  Stock"
                  shall mean all shares of Common Stock issued by the Company or deemed to be issued pursuant to this Section 6, other than Permitted Issuances.

                                    (ii)  "Adjusted  Price Per Share" shall mean
                  initially, (euro)50.70 for each Euro nominal value of shares of Common Stock of the Company (subject to adjustment for any splits, reserve splits, combinations or similar events) and shall be reduced to the Effective Price as used in the application of this Section 6 to the immediately prior sale or issuance of Additional Shares of Common Stock.

                                    (iii) "Effective Price" of Additional Shares
                  of Common Stock shall mean the quotient determined by dividing the aggregate nominal value of Additional Shares of Common Stock issued or sold, or deemed to have been issued or sold by the Company under this Section 6 into the aggregate consideration received, or deemed to have been received by the Company for such issue under this Section 6 for such Additional Shares of Common Stock.


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


      7. Protective Provisions. Without the prior written approval of the Investor (in addition to any stockholder approval as may be required by applicable statute, the organizational documents of the Company, agreement or otherwise) the Company or its shareholders or subsidiaries (if any) shall not:


                  (i) liquidate, dissolve, re-capitalize or reorganize the Company or any of its subsidiaries (if any), merge or consolidate, or enter into any agreement to merge or consolidate, the Company or any of its subsidiaries (if any) with or into any other entity, or effect a share exchange pursuant to which any of the outstanding shares of Common Stock are converted into other securities or property;

                  (ii) declare dividends or distribution of any kind, other than dividends payable pro rata to all holders of Common Stock solely in the issuance of shares of Common Stock;

                  (iii) materially change the nature of the business in which the Company is engaged as of the time of such determination;

                  (iv) approve any transaction or series of related transactions in excess of (euro) 10,000 per annum with any officer, manager, director or shareholder of the Company or any of its subsidiaries or any affiliate of an officer, manager, director of shareholder of the Company or any of its subsidiaries (including Immediate Family Members);

                  (v) increase the annual cash compensation of the Company's chief executive officer above a gross amount of (euro) 150,000 per annum;

                  (vi) sell, lease, exchange, transfer, convey or otherwise dispose, directly or indirectly, in a single transaction or a series of related transactions, of all or substantially all of the property or business of the Company or any of its subsidiaries (if any) or effect any transaction or series of related transactions in which more than fifty percent (50%) of the voting power of the Company or any of its subsidiaries (if any) is disposed of;

                  (vii) except to the extent required by mandatory law, commence any voluntary bankruptcy proceeding, liquidation, reorganization, dissolution, conservation, delinquency or receivership proceeding, or a proceeding similar to any of the foregoing or permit any involuntary bankruptcy proceeding to remain unstayed for more than 30 days from the date of the petition for involuntary bankruptcy;

                  (viii) amend the organizational documents of the Company so as to adversely affects the rights, preferences, restrictions or privileges of the Investor;

                  (ix) create any subsidiary by the Company or any of its subsidiaries (if any), other than a wholly-owned subsidiary;

                  (x) incur any indebtedness by the Company or any of its subsidiaries (if any), directly or indirectly, in a single transaction or a series of related transactions, in excess of (euro) 215,000, or enter into any agreement pursuant to which the Company or any of its subsidiaries (if any) , directly or indirectly, in a single transaction or a series of related transactions, may be obligated to pay amounts, or provide goods or services so that the total aggregate value of such obligations and the aforementioned indebtedness exceeds (euro) 500,000;

                  (xi) redeem, purchase or otherwise acquire (or pay into or set aside for a sinking fund for such purpose) any share or shares of Common Stock (such covenant to also prohibit, without limitation, any redemption, whether voluntary or not, under Sec. 10 of the Restated Articles of the Company); provided, however, that this restriction shall not apply to the repurchase of shares of Common Stock from employees or other persons performing services for this Company or any of its subsidiaries (if any) pursuant to agreements under which this Company has the option to repurchase such shares upon the occurrence of certain events, such as the termination of employment; or

                  (xii) authorize, issue or create any additional security or class of stock of the Company or, any other type of instrument that is convertible into or exchangeable into a security or class of stock of the Company.

      8. Additional Covenants.

            8.1 Transfer. No shares of the capital stock of the Company held by a Shareholder, including the Founders, may be transferred (or encumbered) other than with the Investor's prior written consent until such time as the later of
(i) any shares of the Company's equity securities are publicly traded, and (ii) the third anniversary of the date hereof. The Investor's consent cannot be withheld if such proposed transfer is to an Immediate Family Member (or trusts or partnerships wholly owned or benefiting such parties) of such Shareholder, provided, that such transfer shall be contingent upon the transferee providing a written instrument to the Company notifying the Company of such transfer and such transferee becoming a party to this Agreement by executing and delivering an additional counterpart signature page to this Agreement to the Company. Notwithstanding the foregoing, up to five percent (5%) of the shares of capital stock held by Andy Roesch as of the date hereof, may by transferred without the Investor's prior written consent to a third party, provided, such third party is an employee of the Company as of the effective date of such transfer and, provided, further, that such transfer shall be contingent upon the transferee providing a written instrument to the Company notifying the Company of such transfer and such transferee becoming a party to this Agreement by executing and delivering an additional counterpart signature page to this Agreement to the Company. Thereafter, in each such case of permissible transfer hereunder, following the delivery of the required written instrument and signature page to the Company, such transferee shall be deemed a "Shareholder" for all purposes hereunder.

            8.2 Shareholder Action. The Shareholders shall duly and promptly and in the form required by law, resolve any shareholder resolution, enter into any agreement, execute any transaction and perform any other action (whether legal or factual ) that is or may become necessary in order to enable the Company to fulfill its obligations and covenants under this Agreement, the Purchase Agreement or any other part of the Transaction Agreements (as defined in the Purchase Agreement), including, without limitation, the issuance of capital stock upon any conversion of the Long Term Note (as defined in the Long Term
Note). The obligation pursuant to the immediately preceding sentence to perform any action required in connection with any conversion of the Long Term Note includes, without limitation, the shareholders' resolution for the increase of the Company's share capital as required under the terms of the Long Term Note, the admission of the Conversion Holder as sole subscriber to the new share under such capital increase, the waiver of any shareholder other than the Conversion holder to participate in such capital increase, the cooperation in the subscription by the Conversion Holder of the new share, and the filing of the Capital Increase to the Commercial Register.

Notwithstanding Section 9.9 hereof, each party hereto consents to the non-exclusive jurisdiction of the courts of competent jurisdiction of the Republic of Germany with respect to any action brought by the Conversion Holder (as defined in the Long Term Note) to enforce its rights to convert such Long Term Note.

            8.3 Administrative Board. The parties shall establish an Administrative Board as provided by Sec. 7 of the Restated Articles of Association, by executing a shareholders' resolution substantially in the form attached to this Agreement as Exhibit 8.3. The Investor will always have the right to nominate at least 50% of the members of this Administrative Board. One member appointed by the Investor shall be appointed chairman. The Shareholders shall at any time implement such nominations by passing the required shareholders' resolutions and shall abstain from any resolutions and actions in contravention thereof.

      9. Miscellaneous.

            9.1 Successors and Assigns. The Investor hereby agrees that it shall not, and may not, assign any of its rights and obligations hereunder, unless such assignee provides a written instrument to the Company notifying the Company of such assignment and agreeing in writing to be bound by the terms of this Agreement. The terms and conditions of this Agreement inure to the benefit of and are binding upon the respective successors and permitted assignees of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assignees any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein. During the term of this Agreement, the Company shall condition any issuance of New Securities by the Company upon the purchaser of such New Securities agreeing to be bound, in writing, by the terms of this Agreement as a "Shareholder" hereunder.

            9.2 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to its principles of conflicts of laws.

            9.3 Titles and Subtitles. The titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting this Agreement.

            9.4 Notices. All notices, requests, and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given (i) upon personal delivery to the party to be notified; (ii) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, and if not so confirmed, then on the next business day; (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one (1) day after deposit with a nationally recognized overnight courier, specifying next-day delivery, with written verification of receipt. All communications shall be sent to the respective parties at their addresses as set forth on the signature page or Schedule A hereto, or to such email address, facsimile number, or address as subsequently modified by written notice given in accordance with this Section 9.4. If notice is given to the Company, a copy shall also be sent to [Name], [Address], [fax number] Attention: [ ].

            9.5  Amendments  and  Waivers.  Any  term of this  Agreement  may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance, and either retroactively or prospectively) only with the written consent of the Company and the Investor unless notarization is required for such amendment. The Company shall give prompt notice of any amendment or termination hereof or waiver hereunder to any party hereto. Any amendment, termination, or waiver effected in accordance with this Section 9.5 shall be binding on all parties hereto, regardless of whether any such party has consented thereto. No waivers of or exceptions to any term, condition, or provision of this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such term, condition, or provision.

            9.6 Severability. In case any one or more of the provisions contained in this Agreement is for any reason held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Agreement, and such invalid, illegal, or unenforceable provision shall be reformed and construed so that it will be valid, legal, and enforceable to the maximum extent permitted by law.

            9.7 Aggregation of Stock. All shares of Registrable Securities held or acquired by Affiliates shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

            9.8 Entire Agreement. This Agreement (including any Schedules and Exhibits hereto) constitutes the full and entire understanding and agreement between the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties is expressly canceled.

            9.9 Dispute  Resolution.  Subject to Section 8.2 hereof, the parties
(a) hereby irrevocably and unconditionally submit to the jurisdiction of the state courts of New York and to the jurisdiction of the United States District Court for the Southern District of New York for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement, (b) agree not to commence any suit, action or other proceeding arising out of or based upon this Agreement except in such courts, and (c) hereby waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court.

            9.10 Delays or Omissions. No delay or omission to exercise any right, power, or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power, or remedy of such nonbreaching or nondefaulting party, nor shall it be construed to be a waiver of or acquiescence to any such breach or default, or to any similar breach or default thereafter occurring, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. All remedies, whether under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

            9.11 Waiver of Jury Trial. Each party hereto waives any right it may have to a trial by jury in any action or proceeding directly or indirectly arising out of or relating to this Agreement or the transactions contemplated hereby (whether based on contract, tort, equity or any other theory). Each party certifies that no representative, agent or attorney of the other party has represented, expressly or otherwise, that the other parties to this Agreement would not, in the event of litigation, seek to enforce the foregoing waiver and acknowledges that all parties hereto have been induced to enter into this Agreement by, among other things, the waivers and certifications contained in this Section 9.11.

                          [Signature Page(s) Follow(s)]

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.



                                         COMPANY:

                                         PAKETERIA GmbH

                                      By:
                                         ---------------------------------------
                                    Name:
                                         ---------------------------------------
                                   Title:
                                         ---------------------------------------
                                 Address:
                                         ---------------------------------------

                                         ---------------------------------------
                           Telephone No.:
                                         ---------------------------------------
                                 Fax No.:
                                         ---------------------------------------
                                   Email:
                                         ---------------------------------------

                                         INVESTOR:

                                         DATA SYSTEMS & SOFTWARE INC.

                                      By:
                                         ---------------------------------------
                                    Name:
                                         ---------------------------------------
                                   Title:
                                         ---------------------------------------
                                 Address:
                                         ---------------------------------------

                                         ---------------------------------------
                           Telephone No.:
                                         ---------------------------------------
                                 Fax No.:
                                         ---------------------------------------
                                   Email:
                                         ---------------------------------------


                                         SHAREHOLDER

                                      By:
                                         ---------------------------------------
                                    Name:
                                         ---------------------------------------
                                   Title:
                                         ---------------------------------------
                                 Address:
                                         ---------------------------------------

                                         ---------------------------------------
                           Telephone No.:
                                         ---------------------------------------
                                 Fax No.:
                                         ---------------------------------------
                                   Email:
                                         ---------------------------------------

                                         SHAREHOLDER

                                      By:
                                         ---------------------------------------
                                    Name:
                                         ---------------------------------------
                                   Title:
                                         ---------------------------------------
                                 Address:
                                         ---------------------------------------

                                         ---------------------------------------
                           Telephone No.:
                                         ---------------------------------------
                                 Fax No.:
                                         ---------------------------------------
                                   Email:
                                         ---------------------------------------


                                         SHAREHOLDER

                                      By:
                                         ---------------------------------------
                                    Name:
                                         ---------------------------------------
                                   Title:
                                         ---------------------------------------
                                 Address:
                                         ---------------------------------------

                                         ---------------------------------------
                           Telephone No.:
                                         ---------------------------------------
                                 Fax No.:
                                         ---------------------------------------
                                   Email:
                                         ---------------------------------------


                                         SHAREHOLDER

                                      By:
                                         ---------------------------------------
                                    Name:
                                         ---------------------------------------
                                   Title:
                                         ---------------------------------------
                                 Address:
                                         ---------------------------------------

                                         ---------------------------------------
                           Telephone No.:
                                         ---------------------------------------
                                 Fax No.:
                                         ---------------------------------------
                                   Email:
                                         ---------------------------------------


                                         SHAREHOLDER

                                      By:
                                         ---------------------------------------
                                    Name:
                                         ---------------------------------------
                                   Title:
                                         ---------------------------------------
                                 Address:
                                         ---------------------------------------

                                         ---------------------------------------
                           Telephone No.:
                                         ---------------------------------------
                                 Fax No.:
                                         ---------------------------------------
                                   Email:
                                         ---------------------------------------

                                   SCHEDULE A

                                    Investor


Data Systems & Software Inc.
200 Route 17
Mahwah, New Jersey 07430
Attention:  John A. Moore
            President and Chief Executive Officer

With a copy to:

Reitler Brown & Rosenblatt LLC
800 Third Avenue, 21st Floor
New York, New York 10022
Facsimile:  (212) 371-5500
Attention:  Scott H. Rosenblatt, Esq.

                                  Shareholders
Andy Roesch
Kornblumenring 3
12357 Berlin, Federal Republic of Germany
Phone Number
Fax Number
Email

Ralf Budde
Address
        ------------------------------------
Phone Number
             -------------------------------
Fax Number
           ---------------------------------
Email
      --------------------------------------

Joseph Benson
Address
        ------------------------------------
Phone Number
             -------------------------------
Fax Number
           ---------------------------------
Email
      --------------------------------------

John Moore
Address
        ------------------------------------
Phone Number
             -------------------------------
Fax Number
           ---------------------------------
Email
      --------------------------------------

Richard Rimer
Address
        ------------------------------------
Phone Number
             -------------------------------
Fax Number
           ---------------------------------
Email
      --------------------------------------

                                      -2-